UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2023

Hurco Companies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-9143	35-1150732
(Commission File Number)	(IRS Employer Identification No.)

One Technology Way Indianapolis, Indiana	46268
(Address of Principal Executive Offices)	(Zip Code)

(317) 293-5309

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HURC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.02    Results of Operations and Financial Condition.

On March 10, 2023, Hurco Companies, Inc. (the “Company”) reported its results of operations for the first fiscal quarter ended January 31, 2023. The Company’s earnings release (the “Release”) for that period is attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report. The attached Exhibit 99.1 is furnished pursuant to Item 2.02 of Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on March 9, 2023 (the “Annual Meeting”). The shareholders: (1) elected all eight of the Company’s nominees for director to serve until its next Annual Meeting of Shareholders; (2) approved, on an advisory basis, the compensation for the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting; (3) approved, on an advisory basis, a preference for future say-on-pay votes to be held on an annual basis; and (4) ratified the appointment of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2023. Shares were voted on these proposals as follows:

Number of Votes FOR	Number of Votes WITHHELD	Broker Non- Votes
Election of Directors:
Thomas A. Aaro	2,939,869	2,140,037	653,607
Michael Doar	4,993,288	86,618	653,607
Cynthia Dubin	5,023,183	56,723	653,607
Timothy J. Gardner	5,020,620	59,286	653,607
Jay C. Longbottom	2,939,094	2,140,812	653,607
Richard Porter	2,919,349	2,160,557	653,607
Janaki Sivanesan	4,764,849	315,057	653,607
Gregory S. Volovic	5,020,237	59,669	653,607

For	Against	Abstentions	Broker Non- Votes
Advisory vote to approve executive compensation:	4,052,666	899,775	127,465	653,607
1 Year	2 Years	3 Years	Abstentions	Broker Non- Votes
Advisory vote on frequency of future say-on-pay votes:	4,468,123	8,845	482,600	120,338	653,607
For	Against	Abstentions	Broker Non- Votes
Ratification of appointment of public accounting firm:	5,649,468	79,273	4,772	-

In light of the advisory vote results on the frequency of future say-on-pay votes, and consistent with the recommendation of the Board of Directors (the “Board”) of the Company, the Board has determined that the Company will hold a shareholder advisory vote on executive compensation on an annual basis until the next required vote on the frequency of future say-on-pay votes.

Item 7.01    Regulation FD Disclosure.

The Release issued by the Company on March 10, 2023 also announced payment of a cash dividend of $0.16 per share of common stock, payable on April 10, 2023, to the shareholders of record as of close of business on March 27, 2023. A copy of the Release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

Exhibit Index

99.1	Press Release of Hurco Companies, Inc., dated March 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2023

HURCO COMPANIES, INC.

By:	/s/ Sonja K. McClelland_______________
Sonja K. McClelland, Executive Vice President, Treasurer and Chief Financial Officer